SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 16, 2003

ShoLodge, Inc.
(Exact name of registrant as specified in its charter)

Tennessee
(State or other jurisdiction of
incorporation or organization)

0-19840	62-1015641
(Commission File Number)	(I.R.S. Employer Identification Number)

130 Maple Drive North
Hendersonville, TN
(Address of principal executive offices)

37075
(Zip Code)

615-264-8000
(Registrant’s telephone number)

Signatures
Press Release

ITEM 5 – OTHER EVENTS AND REQUIRED FD DISCLOSURE

On January 16, 2003, the Company issued a press release relating to the possible spin-off of its InnLink subsidiary, a copy of which is attached here as Exhibit 99.1.

ITEM 7–FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

	(c)	Exhibits:

99.1 Press Release dated January 16, 2003

*	Filed herewith

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHOLODGE, INC.

Date: January 22, 2003	By:	/s/ Bob Marlowe
Bob Marlowe Secretary-Treasurer Chief Accounting Officer